UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21326

Cohen & Steers REIT and Preferred Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2005

Item 1. Reports to Stockholders.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

August 9, 2006

To Our Shareholders:

We are pleased to submit to you our report for the six months ended June 30, 2006. The net asset value at that date was $29.47 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at period end, the fund's closing price on the NYSE was $27.10. The total return, including income, for Cohen & Steers REIT and Preferred Income Fund and the comparative benchmarks were:

Six Months Ended June 30, 2006
Cohen & Steers REIT & Preferred Income Fund at Market Value[a]	9.40%
Cohen & Steers REIT & Preferred Income Fund at Net Asset Value[a]	8.86%
FTSE NAREIT Equity REIT Index[b]	12.90%
S&P 500 Index[b]	2.71%
Merrill Lynch Fixed Rate Preferred Index[b]	–0.37%
Blend—50% FTSE NAREIT Equity REIT Index, 50% Merrill Lynch Fixed Rate Preferred Index[b]	6.20%

Three monthly dividends of $0.195 per common share were declared and will be paid to common shareholders on July 31, 2006, August 31, 2006 and September 29, 2006.c

a  As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities

c  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV. To the extent the fund pays distributions in excess of its net investment company taxable income, this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record would be notified of the approximate amount of capital returned for each such distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Investment Review

Strong fundamentals propelled real estate stocks to new highs in the first quarter, easily outpacing the broader markets, while a bearish bond market subdued preferreds' total returns. When concerns about inflation, Fed tightening and potentially slower economic growth spooked investors across markets, REITs also retrenched briefly, while preferred securities were flat. By June 30, however, the continued drumbeat of positive developments in fundamentals for U.S. real estate drove U.S. REIT stocks back to within a couple of percentage points of their first-quarter closing levels.

While a slowdown in economic growth and higher inflation are generally viewed as negatives for stock returns, we believe the current real estate recovery should progress quite nicely. Ongoing demand for real estate in an environment of moderate economic growth should, in our view, continue to outstrip the historically modest levels of new supply. In the past, inflation, an unequivocal negative for financial assets, has been a net positive for real property, and therefore REITs, relative to most other financial assets. It is not surprising, then, that real estate stocks fared better than the broader market this year.

It is also noteworthy that during the first half of 2006, the yield on the 10-year U.S. Treasury bond increased from 4.4% to 5.1%. During this same period, REITs generated a total return of 12.9%, further confounding the many financial pundits who repeatedly mischaracterize REITs as interest-rate-sensitive stocks in the face of continued evidence to the contrary. While quantitative evidence has shown REITs historically to have had a low long-term correlation to interest rates, that perception still exists.

REIT stocks continued to respond to improving real estate fundamentals in the six months ending June 30. The top-performing sectors for the period were apartment (21.0% total return), office (19.8%) and hotel (17.2%)—the three sectors in the fund that benefited most from the real estate recovery.

The apartment sector continued to advance as weakness in the for-sale housing markets accrued to the benefit of apartment owners. The lack of affordability of owned housing in many U.S. markets today has forced more households to choose renting as an alternative to buying a home. Home Properties Inc. (39.7%) was the fund's top performer. Education Realty Trust, an owner of student housing, was second, with a total return of 34.6%. Conversely, GMH Communities Trust, another student housing company, was one of the fund's worst performers (–11.8%) as it struggled with company-specific issues.

Office property benefited from strong growth in corporate profits, which typically manifests itself in corporations hiring new employees and filling up office space. Two large transactions in the first half of the year underscored that. In March, the Blackstone Group paid $5.6 billion for CarrAmerica Realty, which had a 31.8% total return year-to-date and was one of the fund's top performers. Then, on June 5, Trizec Properties announced that it was being acquired by Brookfield Properties and the Blackstone Group for $8.9 billion—the largest REIT buyout since General Growth Properties purchased the Rouse Company in 2004.

The fund's overall performance benefited from its position in the office sector. Other top performers were Equity Office Properties (22.7%), one of the fund's largest holdings, and Highwoods Properties (30.6%), which benefited from the favorable resolution of company-specific issues and speculation that they too were a takeover candidate. The fund's performance suffered from not holding positions in SL Green Realty (45.0%), Trizec

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Properties (26.8%) and Boston Properties (23.8%), as these companies do not pay sufficient dividends to meet the fund's primary income objective.

Manufactured housing, the worst-performing sector (–0.2%), continued to underperform as the long-awaited recovery remained elusive. Free standing retail (2.6%) turned in a weak but positive performance. Regional malls (3.6%) rounded out the worst-performing sectors for the fund. Mills Corporation (–34.6%), our worst performer, continued to struggle to meet the obligations of a public company to its shareholders.

The Fed's continued interest rate hikes dampened preferred securities' performance, resulting in slightly negative total returns (–0.4%) for the Merrill Lynch Fixed Rate Preferred Index for the year-to-date. By comparison, the ten-year U.S. Treasury benchmark delivered a negative 3.9% for the six months. With prices generally down over the first half, more defensive high-coupon and floating-rate preferreds were among the strongest performers.

Bank preferreds, a large part of the sector, performed well as investors sought what is generally viewed as higher-quality income. More defensive high-coupon and floating-rate preferreds also performed well. In fact, floating-rate issues, such as those of First Tennessee and U.S. Bancorp, were among the fund's best-performing issues, as were high-coupon securities such as Old Mutual and Webster Bank.

REIT preferreds also performed quite well, as improved fundamentals in the space were reflected in credit spreads.

The fund's worst performing preferred securities were obligations of Kinder Morgan, a large pipeline company that has become the subject of a management-led LBO. This would greatly increase its debt, and consequently weaken credit protection for preferred holders. Non-callable, fixed-rate obligations of Countrywide, Liberty Mutual and HSBC, among others, were also poor performers, which we attribute to their interest-rate-sensitive structures. In addition, the preferreds of certain insurance companies began to perform poorly relative to the preferred market as another hurricane season drew near.

Investment Outlook

During the second quarter, as it became apparent that rising inflation was going to require the Fed to slow U.S. GDP growth, the specter of "stagflation" reared its ugly head in the financial press for the first time since the 1970s. Indeed, recent days have marked the first time the market has had to face the combination of accelerating inflation and a potentially slower economy since that economically notorious decade. What might this imply for real estate stocks?

Land, the primary component of real estate that is responsible for the differentiated return that real estate has provided, is a unique asset class. Habitable urban land commands an economic rental payment that is based primarily on the proximity that it provides to other economic activity—that is, its location. Unlike capital and labor—the other two inputs to economic production, whose pricing power erodes further into an economic cycle as excess capacity is created to accommodate expanding demand—land's value has typically continued to increase when the surrounding economic activity has increased, regardless of what happened to the monetary price level. In other words, inflation historically has not harmed land values the way it can harm financial assets like bonds

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

and (other) stocks. Witness the net contraction of REIT multiples during the disinflationary 1980s and 1990s, and the expansion of REIT multiples since deflationary fears evaporated in 2003. Historically, landowners have enjoyed inflationary times. Note that, while the past is not necessarily indicative of future results, since the beginning of the modern REIT era in 1993, REIT stocks on average have increased their dividends at levels greater than the rate of inflation in every single year.

As a result, given our view of the state of relative balance of most real estate markets in the United States, we believe that modest reflation is a net positive for real estate stocks relative to most other investments. Of course, galloping inflation would increase uncertainty in the economy and could eventually severely curtail economic growth, which would not help real estate values or the REIT market. However, our belief is that the Federal Reserve knows how to do its job of maintaining relative price stability, and that the imbalances in the economy are manageable and do not represent significant structural impediments to its execution of what we believe will be a typical mid-cycle slowdown.

We are experiencing a transitory overlap of higher inflation and slower economic growth. Without large structural impediments to free-market economic flexibility, these two phenomena are generally incompatible. The Fed's job is to decide which of the two is less harmful to the overall economy. From a real estate standpoint, neither slightly higher inflation nor slightly lower economic growth (we estimate in the 2% range) should, in our view, derail the steady recovery that has thus far driven cash flow and dividend growth in the U.S. REIT sector.

As this cycle plays out over the next few months, we generally favor what we view as higher-quality preferred instruments. This period of slowing growth could lead to a tougher credit environment. We expect better total return performance from preferreds (44.9% of the portfolio) later in the year. Improved performance should follow from a cessation of the Fed rate hike campaign and the economic slowing that we expect will follow. Historically, the end of Fed tightening cycles has been followed by long periods of strong preferred performance.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	JAMES S. CORL

Portfolio Manager	Portfolio Manager

WILLIAM F. SCAPELL	THOMAS N. BOHJALIAN

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Our Leverage Strategy
(Unaudited)

While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of June 30, 2006, AMPS represented 34% of the fund's managed assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 63% of our borrowings at an average interest rate of 3.7% for an average remaining period of 2.5 years (when we first entered into the swaps, the average term was 5.3 years). By locking in a large portion or our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

Leverage Factsa

Leverage (as a % of managed assets)	34%
% Fixed Rate	63%
% Variable Rate	37%
Weighted Average Rate on Swaps	3.7%
Weighted Average Term on Swaps	2.5 years
Current Rate on AMPS	5.2%

a  Data as of June 30, 2006. Information subject to change.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

June 30, 2006

Top Ten Holdingsa
(Unaudited)

Security	Market Value	% of Managed Assets
1 Equity Office Properties Trust	$96,594,507	4.5%
2 Health Care Property Investors	62,978,048	2.9
3 Health Care REIT	61,008,720	2.8
4 Mack-Cali Realty Corp.	58,474,528	2.7
5 Liberty Property Trust	50,533,860	2.4
6 Archstone-Smith Trust	50,435,926	2.3
7 Glimcher Realty Trust	45,516,426	2.1
8 Maguire Properties	45,232,137	2.1
9 Heritage Property Investment Trust	42,532,560	2.0
10 Camden Property Trust	40,952,640	1.9

a  Top ten holdings determined on the basis of the value of the indivudual securities held.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2006 (Unaudited)

		Number of Shares	Value
COMMON STOCK	79.8%
DIVERSIFIED	7.5%
Colonial Properties Trust		552,100	$27,273,740
Entertainment Properties Trust		196,700	8,467,935
iStar Financial		990,000	37,372,500
Lexington Corporate Properties Trust		119,800	2,587,680
Spirit Finance Corp.		812,700	9,151,002
Vornado Realty Trust		221,900	21,646,345
			106,499,202
HEALTH CARE	12.9%
Health Care Property Investors[a]		2,355,200	62,978,048
Health Care REIT		1,745,600	61,008,720
Healthcare Realty Trust		173,000	5,510,050
Medical Properties Trust		314,500	3,472,080
Nationwide Health Properties		1,362,200	30,663,122
Senior Housing Properties Trust		518,700	9,289,917
Ventas		335,000	11,349,800
			184,271,737
HOTEL	3.9%
Ashford Hospitality Trust		540,900	6,826,158
DiamondRock Hospitality Co.		612,900	9,077,049
Hospitality Properties Trust		597,400	26,237,808
Strategic Hotels & Resorts		671,500	13,926,910
			56,067,925
INDUSTRIAL	1.8%
First Industrial Realty Trust		688,700	26,129,278
MORTGAGE	2.4%
Gramercy Capital Corp.		200,000	5,180,000
Newcastle Investment Corp.		1,135,074	28,740,074
			33,920,074

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
OFFICE	19.5%
American Financial Realty Trust		746,400	$7,225,152
Brandywine Realty Trust		787,800	25,343,526
Equity Office Properties Trust		2,645,700	96,594,507
Highwoods Properties		910,200	32,931,036
HRPT Properties Trust		947,200	10,949,632
Mack-Cali Realty Corp.		1,273,400	58,474,528
Maguire Properties		1,286,100	45,232,137
			276,750,518
OFFICE/INDUSTRIAL	5.3%
Duke Realty Corp.		455,500	16,010,825
Liberty Property Trust		1,143,300	50,533,860
Mission West Properties		778,800	8,629,104
			75,173,789
RESIDENTIAL—APARTMENT	13.9%
American Campus Communities		275,500	6,846,175
Apartment Investment & Management Co.		374,000	16,250,300
Archstone-Smith Trust		991,467	50,435,926
Camden Property Trust		556,800	40,952,640
Education Realty Trust		399,300	6,648,345
GMH Communities Trust		604,200	7,963,356
Home Properties		607,123	33,701,398
Mid-America Apartment Communities		349,000	19,456,750
United Dominion Realty Trust		532,600	14,918,126
			197,173,016
SELF STORAGE	1.3%
Sovran Self Storage		222,200	11,285,538
U-Store-It Trust		402,600	7,593,036
			18,878,574

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
SHOPPING CENTER	11.3%
COMMUNITY CENTER	6.2%
Cedar Shopping Centers		577,300	$8,497,856
Heritage Property Investment Trust		1,218,000	42,532,560
Inland Real Estate Corp.		395,700	5,888,016
New Plan Excel Realty Trust		854,200	21,090,198
Ramco-Gershenson Properties Trust		390,000	10,502,700
			88,511,330
REGIONAL MALL	5.1%
Glimcher Realty Trust (Note 2)		1,834,600	45,516,426
Macerich Co.		215,200	15,107,040
Mills Corp.		248,300	6,642,025
Pennsylvania REIT		108,879	4,395,445
			71,660,936
TOTAL SHOPPING CENTER			160,172,266
TOTAL COMMON STOCK (Identified cost—$836,112,592)			1,135,036,379
PREFERRED SECURITIES—$25 PAR VALUE	30.7%
AUTOMOTIVE	0.1%
DaimlerChrysler, 7.25%, due 8/1/97, Series (CBTCS)		44,808	1,066,430
DaimlerChrysler, 7.50%, due 8/1/97, Series (CBTCS)		50,500	1,237,250
			2,303,680

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
BANK	3.1%
Cobank ACB, 7.00%, 144Ab ($50 par value)		200,000	$10,122,000
Colonial Capital Trust IV, 7.875%, due 10/1/33		390,000	9,894,300
Countrywide Capital IV, 6.75%, due 4/1/33		90,200	2,126,014
First Republic Bank, 6.70%, Series A		197,100	4,947,210
Fleet Capital Trust VIII, 7.20%, due 3/15/32		125,400	3,167,604
HSBC USA, Series F		46,000	1,181,280
Old Second Bancorp Capital Trust I, 7.80%, due 6/30/33 ($10 par value)		42,871	444,144
Sovereign Bancorp, 7.30%, Series C		120,000	3,132,000
Sovereign Capital Trust V, 7.75%, due 5/22/36		39,000	1,008,150
U.S. Bancorp, Series B		160,000	4,020,000
Wells Fargo Capital Trust IV, 7.00%, due 9/1/31		114,900	2,852,967
Wells Fargo Capital Trust V, 7.00%, due 12/1/31		48,600	1,210,140
			44,105,809
BANK—FOREIGN	1.1%
Abbey National PLC, 7.38%, Series B		26,600	695,856
Abbey National PLC, 7.375%, Series C		493,264	12,627,558
Northern Rock PLC, 8.00%, Series A		48,487	1,217,557
Royal Bank of Scotland Group PLC, 7.25%, Series H		55,600	1,399,452
			15,940,423
ELECTRIC—INTEGRATED	1.7%
Aquila, 7.875%, due 3/1/32		100,900	2,522,500
DTE Energy Trust I, 7.80%, due 2/1/32, Series A		69,700	1,766,198
DTE Energy Trust II, 7.50%, due 6/1/44		84,700	2,142,910
Energy East Capital Trust I, 8.25%, due 7/31/31		61,000	1,547,570
FPC Capital I, 7.10%, due 5/13/39, Series A (QUIPS)		303,100	7,462,322
Northern States Power Co., 8.00%, due 7/1/42, (PINES)		41,700	1,059,180
PSEG Funding Trust II, 8.75%, due 12/31/32		199,900	5,175,411
Virginia Power Capital Trust II, 7.375%, due 7/30/42 (TruPS)		79,761	2,002,001
			23,678,092

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
FINANCE	1.4%
Citigroup Capital VIII, 6.95%, due 9/15/31		61,100	$1,506,726
Goldman Sachs Group, 5.878%, Series D (FRN)		138,000	3,498,300
MBNA Capital, 8.125%, Series D (TruPS)		154,100	3,961,911
MBNA Capital, 8.10%, due 2/15/33, Series E (TOPrS)		166,300	4,353,734
Merrill Lynch & Co., 5.97%, Series 1 (FRN)		100,000	2,537,000
Morgan Stanley, Series A (FRN)		160,000	4,028,800
			19,886,471
GAS—DISTRIBUTION	3.2%
Dominion CNG Capital Trust I, 7.80%, due 10/31/41		78,700	1,995,832
Laclede Capital Trust I, 7.70%, due 12/1/32 (TOPrS)		56,300	1,430,020
Southern Union Co., 7.55%, Series Ac		1,040,000	26,509,600
Southwest Gas Capital Trust II, 7.70%, due 9/15/43		600,000	15,150,000
			45,085,452
INSURANCE	4.6%
LIFE/HEALTH INSURANCE	0.7%
AmerUs Group Co., 7.25%, Series A		160,000	4,080,000
Principal Financial Group, 6.518%, Series B		200,000	5,320,000
			9,400,000
MULTI-LINE	1.2%
ING Groep NV, 7.05%		138,600	3,496,878
ING Groep NV, 7.20%		165,700	4,227,007
MetLife, 6.50%, Series B		380,000	9,359,400
			17,083,285
PROPERTY CASUALTY	1.8%
ACE Ltd, 7.80%, Series C		389,300	10,063,405
Berkley W R Capital Trust II, 6.75%, due 7/26/45		530,000	12,439,100
St Paul Capital Trust I, 7.60% (TruPS)		57,700	1,462,118
XL Capital Ltd., 7.625%, Series B		84,262	2,131,829
			26,096,452

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
PROPERTY CASUALTY—FOREIGN	0.3%
Arch Capital Group Ltd., 8.00%		177,200	$4,507,968
REINSURANCE—FOREIGN	0.6%
Everest Re Capital Trust, 7.85%, due 11/15/32		58,800	1,490,580
Everest Re Capital Trust II, 6.20%, due 3/29/34, Series B		115,100	2,455,083
PartnerRe Ltd., 6.75%, Series C		166,100	3,973,112
			7,918,775
TOTAL INSURANCE			65,006,480
MEDIA—DIVERSIFIED SERVICES	2.7%
AOL Time Warner, 7.625%, due 5/1/32, Series A-1 (CABCO)		151,100	3,815,275
CBS Corp., 7.25%, due 6/30/51		381,600	9,387,360
Comcast Corp., 7.00%, due 5/15/55		600,900	14,962,410
Liberty Media Corp., 8.75%, due 2/1/30 (CBTCS)		153,600	3,844,608
Liberty Media Corp., 8.75%, due 2/1/30 (PPLUS)		95,345	2,396,973
Walt Disney Co., 7.00%, due 11/1/31		149,800	3,747,996
			38,154,622
OIL—EXPLORATION AND PRODUCTION	1.1%
Nexen, 7.35%, due 11/1/43, Series B		608,660	15,234,760
REAL ESTATE	9.2%
DIVERSIFIED	1.8%
Digital Realty Trust, 8.50%, Series A		29,000	733,410
Digital Realty Trust, 7.875%, Series B		46,900	1,113,875
Duke Realty Corp., 6.95%, Series M		157,600	3,869,080
Duke Realty Corp., 7.25%, Series N		143,300	3,582,500
iStar Financial, 7.875%, Series E		400,000	9,980,000
iStar Financial, 7.80%, Series F		183,600	4,541,346
iStar Financial, 7.65%, Series G		80,000	1,968,800
			25,789,011

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
HEALTH CARE	0.6%
Health Care REIT, 7.875%, Series D		115,000	$2,908,350
Health Care REIT, 7.625%, Series F		21,400	537,782
Omega Healthcare Investors, 8.375%, Series D		200,000	5,124,000
			8,570,132
HOTEL	0.3%
Innkeepers USA Trust, 8.00%, Series C		93,500	2,309,450
Strategic Hotels & Resorts, 8.25%, Series B		85,000	2,110,550
			4,420,000
INDUSTRIAL	0.3%
First Industrial Realty Trust, 7.25%, Series J		150,000	3,697,500
OFFICE	1.8%
Cousins Properties, 7.75%, Series A		457,500	11,419,200
HRPT Properties Trust, 8.75%, Series B		60,000	1,560,000
Kilroy Realty Corp., 7.80%, Series E		100,000	2,540,000
Maguire Properties, 7.625%, Series A		248,900	6,147,830
SL Green Realty Corp., 7.625%, Series C		100,000	2,450,000
SL Green Realty Corp., 7.875%, Series D		60,000	1,518,000
			25,635,030
OFFICE/INDUSTRIAL	0.4%
PS Business Parks, 7.00%, Series H		100,000	2,420,000
PS Business Parks, 7.95%, Series K		88,000	2,270,400
PS Business Parks, 7.20%, Series M		25,000	612,500
			5,302,900
RESIDENTIAL—APARTMENT	1.7%
Apartment Investment & Management Co., 8.00%, Series T		93,700	2,338,752
Apartment Investment & Management Co., 8.00%, Series V		101,000	2,519,950
Apartment Investment & Management Co., 7.875%, Series Y		110,000	2,736,250
Hovnanian Enterprises, 7.625%, Series A		70,447	1,578,013
Mid-America Apartment Communities, 8.30%, Series H		570,700	14,512,901
			23,685,866

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
SELF STORAGE	0.7%
Public Storage, 7.00%, Series G		46,100	$1,128,528
Public Storage, 7.25%, Series I		357,527	8,866,669
			9,995,197
SHOPPING CENTER	1.6%
COMMUNITY CENTER	0.3%
Developers Diversified Realty Corp., 8.00%, Series G		38,700	994,590
Developers Diversified Realty Corp., 7.50%, Series I		50,800	1,271,016
Saul Centers, 8.00%, Series A		69,400	1,821,750
			4,087,356
REGIONAL MALL	1.3%
CBL & Associates Properties, 7.75%, Series C		69,000	1,742,250
Glimcher Realty Trust, 8.75%, Series F (Note 2)		277,800	7,136,682
Glimcher Realty Trust, 8.125%, Series G (Note 2)		240,000	6,000,000
Mills Corp., 8.75%, Series E		197,600	4,548,752
			19,427,684
TOTAL SHOPPING CENTER			23,515,040
TOTAL REAL ESTATE			130,610,676
TELECOMMUNICATION SERVICES	2.5%
AT&T (SBC Communications), 7.00%, due 6/1/41 (PINES)		425,900	10,451,586
Telephone & Data Systems, 6.625%, due 3/31/45		143,452	3,286,485
Telephone & Data Systems, 7.60%, due 12/1/41, Series A		295,605	7,292,576
United States Cellular Corp., 7.50%, due 6/15/34		202,400	5,096,432
Verizon New England, 7.00%, due 5/15/42, Series B		192,000	4,753,920
Verizon South, 7.00%, due 4/30/41, Series F		222,300	5,417,451
			36,298,450
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$440,494,684)			436,304,915

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
PREFERRED SECURITIES—CAPITAL SECURITIES	36.4%
AUTO—FOREIGN	1.0%
Porsche International Finance PLC, 7.20%		16,000,000	$14,917,600
BANK	7.7%
AgFirst Farm Credit Bank, 7.30%, due 10/14/49, 144Ab		26,100,000	26,459,632
Astoria Capital Trust I, 9.75%, due 11/1/29, Series B		11,500,000	13,012,503
First Tennessee Bank, 144Ab		4,000	4,040,000
Great Western Financial Trust II, 8.206%, due 2/1/27, Series A		2,232,000	2,346,022
Roslyn Preferred Trust I, 8.72%, due 4/1/32, (FRN), 144Ab		7,500,000	7,537,500
Roslyn Real Estate Asset Corp., 8.63%, due 9/30/08, Series D (FRN)		100	10,037,500
Sky Financial Capital Trust I, 9.34%, due 5/1/30, Series B		3,000,000	3,369,936
Sovereign Capital Trust VI, 7.908%, due 6/13/36		15,000,000	15,172,500
Washington Mutual Preferred Funding Cayman, 7.25%, Series A-1, 144Ab		20,000,000	19,053,440
Webster Capital Trust I, 9.36%, due 1/29/27, 144Ab		7,400,000	7,857,357
			108,886,390
BANK—FOREIGN	7.8%
BNP Paribas Capital Trust V, 7.20%		15,550,000	15,556,049
CA Preferred Funding Trust, 7.00%, (Eurobond)		24,200,000	23,690,735
CA Preferred Funding Trust II, 7.00%, (Eurobond)		2,000,000	1,957,814
Caisse Nationale des Caisses d'Epargne et de Prevoyance, 6.75%, due 1/27/49		4,000,000	3,799,820
HBOS Capital Funding LP, 6.85%		23,000,000	22,140,398
HSBC Capital Funding LP, 10.176%, 144Ab		9,680,000	13,265,511
Lloyds TSB Bank PLC, 6.90%		6,000,000	5,881,182
RBS Capital Trust B, 6.80%		20,700,000	19,953,765
Shinsei Finance II, 7.16%, 144Ab		5,000,000	4,717,000
			110,962,274
ELECTRIC—INTEGRATED	2.5%
Dominion Resources Capital Trust III, 8.40%, due 1/15/31		21,732,000	24,110,133
DPL Capital Trust II, 8.125%, due 9/1/31		3,000,000	3,345,000
Entergy Louisiana LLC, 6.95%, 144Ab		40,000	3,965,000
Southern California Edison Co., 6.125%, due 9/30/10, Series B		42,500	4,027,300
			35,447,433

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
FINANCE	4.6%
DIVERSIFIED FINANCIAL SERVICES	2.2%
Old Mutual Capital Funding, 8.00%, (Eurobond)		29,950,000	$30,787,342
INVESTMENT BANKER/BROKER	1.6%
JPM Capital Trust I, 7.54%, due 1/15/27		5,175,000	5,378,735
NBP Capital Trust III, 7.375%, due 10/29/49		16,900,000	16,839,464
			22,218,199
MORTGAGE LOAN/BROKER	0.8%
Countrywide Capital III, 8.05%, due 6/15/27, Series B (SKIS)		11,285,000	12,154,780
TOTAL FINANCE			65,160,321
FOOD	1.5%
Dairy Farmers of America, 7.875%, 144Ab,d		135,000	13,111,376
Gruma S.A., 7.75%, due 12/29/49, 144Ab		9,000,000	8,786,250
			21,897,626
INSURANCE	6.3%
LIFE/HEALTH INSURANCE	1.7%
AmerUS Capital I, 8.85%, due 2/1/27, Series A		2,000,000	2,102,820
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Ab		15,230,000	14,460,992
Great-West Life & Annuity Insurance Co., 7.153%, due 5/16/46, 144Ab		5,000,000	4,892,150
Lincoln National Corp., 7.00%, due 5/17/66		3,000,000	2,981,967
			24,437,929
MULTI-LINE	4.6%
AFC Capital Trust I, 8.207%, due 2/3/27, Series B		11,750,000	11,816,775
Allianz Finance II BV, 7.25%, due 12/29/49		4,000,000	4,008,344
AXA, 7.10%, due 5/29/49 (Eurobond)		25,500,000	25,151,925
GenAmerica Capital I, 8.525%, due 6/30/27, 144Ab		9,000,000	9,552,969
USF&G Capital, 8.312%, due 7/1/46, 144Ab		3,845,000	4,253,104
Zurich Capital Trust I, 8.376%, due 6/1/37, 144Ab		10,212,000	10,797,679
			65,580,796
TOTAL INSURANCE			90,018,725

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
MEDICAL—HOSPITALS	0.8%
Columbia/HCA, 7.50%, due 11/15/95		13,534,000	$11,283,512
OIL—EXPLORATION AND PRODUCTION	0.8%
Pemex Project Funding Master Trust, 7.75%		11,000,000	10,780,550
PIPELINES	1.2%
K N Capital Trust I, 8.56%, due 4/15/27, Series B (TruPS)		9,513,000	8,931,109
K N Capital Trust III, 7.63%, due 4/15/28 (TruPS)		9,330,000	7,828,308
			16,759,417
REAL ESTATE	0.4%
BF Saul REIT, 7.50%, due 3/1/14		5,000,000	5,100,000
RETAIL	0.3%
JC Penney Co., 7.625%, due 3/1/97		5,000,000	4,979,665
TELECOMMUNICATION SERVICES	1.2%
Centaur Funding Corp., 9.08%, due 4/21/20, 144Ab		12,954	14,519,733
Embarq Corp., 7.995%, due 6/1/36		3,000,000	3,023,886
			17,543,619
TRANSPORT—RAIL	0.3%
BNSF Funding Trust I, 6.613%, due 12/15/55		5,000,000	4,709,725
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$533,863,072)			518,446,857

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Principal Amount	Value
CORPORATE BONDS	1.2%
CELLULAR TELECOMMUNICATIONS	0.1%
Rogers Wireless Communications, 8.00%, due 12/15/12, 144Ab		1,000,000	1,027,500
MEDIA	0.7%
Cablevision Systems Corp., 8.00%, due 4/15/12		6,500,000	6,443,125
Rogers Cable, 8.75%, due 5/1/32		3,000,000	3,247,500
			9,690,625
TELEPHONE—INTEGRATED	0.4%
Citizens Communications Co., 9.00%, due 8/15/31		5,500,000	5,596,250
TOTAL CORPORATE BONDS (Identified cost—$16,189,552)			16,314,375
COMMERCIAL PAPER	1.6%
New Center Asset Trust, 4.15%, due 7/3/06 (Identified cost—$22,495,812)		22,501,000	22,495,812
TOTAL INVESTMENTS (Identified cost— $1,849,155,712)	149.7%		2,128,598,338
OTHER ASSETS IN EXCESS OF LIABILITIES	1.4%		19,420,501
LIQUIDATION VALUE OF PREFERRED SHARES	(51.1)%		(726,000,000)
NET ASSETS APPLICABLE TO COMMON SHARES (Equivalent to $29.47 per share based on 48,251,666 shares of capital stock outstanding)	100.0%		$1,422,018,839

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2006 (Unaudited)

Glossary of Portfolio Abbreviations

CABCO  Corporate Asset Backed Corporation

CBTCS  Corporate Backed Trust Certificates

FRN  Floating Rate Note

PINES  Public Income Notes

PPLUS  Preferred Plus Trust

QUIPS  Quarterly Income Preferred Securities

REIT  Real Estate Investment Trust

SKIS  Subordinated Capital Income Securities

TOPrS  Trust Originated Preferred Securities

TruPS  Trust Preferred Securities

Note: Percentages indicated are based on the net assets applicable to common shares of the fund.

a  75,000 shares segregated as collateral for interest rate swap transactions.

b  Resale is restricted to qualified institutional investors. Aggregate holdings equal 12.5% of net assets applicable to common shares.

c  74,000 shares segregated as collateral for interest rate swap transactions.

d  Fair valued security. Aggregate holdings equal 0.9% of net assets applicable to common shares.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$1,801,702,296)	$2,069,945,230
Investments in affiliate (Identified cost—$47,453,416)	58,653,108
Cash	285,771
Unrealized appreciation on interest rate swap transactions	16,100,526
Dividends and interest receivable	13,228,769
Dividend receivable from affiliate	1,155,877
Receivable for investment securities sold	1,010,763
Other assets	99,875
Total Assets	2,160,479,919
LIABILITIES:
Payable for investment securities purchased	7,935,895
Payable for dividends declared on preferred shares	1,785,886
Payable for dividends declared on common shares	1,266,915
Payable to investment manager	1,131,161
Payable to administrator	75,901
Payable for directors' fees	2,136
Other liabilities	263,186
Total Liabilities	12,461,080

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2006 (Unaudited)

LIQUIDATION VALUE OF PREFERRED SHARES:
Auction market preferred shares, Series M7, ($25,000 liquidation value, $0.001 par value, 3,280 shares issued and outstanding)	$82,000,000
Auction market preferred shares, Series T7, ($25,000 liquidation value, $0.001 par value, 3,280 shares issued and outstanding)	82,000,000
Auction market preferred shares, Series W7, ($25,000 liquidation value, $0.001 par value, 3,280 shares issued and outstanding)	82,000,000
Auction market preferred shares, Series TH7, ($25,000 liquidation value, $0.001 par value, 3,280 shares issued and outstanding)	82,000,000
Auction market preferred shares, Series F7, ($25,000 liquidation value, $0.001 par value, 3,280 shares issued and outstanding)	82,000,000
Auction market preferred shares, Series T28, ($25,000 liquidation value, $0.001 par value, 2,040 shares issued and outstanding)	51,000,000
Auction market preferred shares, Series W28A, ($25,000 liquidation value, $0.001 par value, 2,800 shares issued and outstanding)	70,000,000
Auction market preferred shares, Series W28B, ($25,000 liquidation value, $0.001 par value, 2,800 shares issued and outstanding)	70,000,000
Auction market preferred shares, Series W28C, ($25,000 liquidation value, $0.001 par value, 2,800 shares issued and outstanding)	70,000,000
Auction market preferred shares, Series TH28, ($25,000 liquidation value, $0.001 par value 2,200 shares issued and outstanding)	55,000,000
726,000,000
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$1,422,018,839
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
Common stock ($0.001 par value, 48,251,666 shares issued and outstanding)	$1,086,463,509
Dividends in excess of net investment income	(35,503,848)
Accumulated undistributed net realized gain	75,516,026
Net unrealized appreciation	295,543,152
$1,422,018,839
NET ASSET VALUE PER COMMON SHARE:
($1,422,018,839 ÷ 48,251,666 shares outstanding)	$29.47
MARKET PRICE PER COMMON SHARE	$27.10
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(8.04)%

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2006 (Unaudited)

Investment Income:
Dividend income	$28,972,878
Dividend income from affiliate	2,311,753
Interest income	17,257,489
Total Income	48,542,120
Expenses:
Investment management fees	6,914,258
Preferred remarketing fee	898,766
Administration fees	610,922
Custodian fees and expenses	168,225
Reports to shareholders	106,341
Professional fees	98,740
Directors' fees and expenses	23,530
Transfer agent fees and expenses	9,431
Miscellaneous	96,650
Total Expenses	8,926,863
Net Investment Income	39,615,257
Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	73,120,639
Net realized gain on interest rate swap transactions	2,417,167
Net change in unrealized appreciation on investments	11,411,377
Net change in unrealized appreciation on interest rate swap transactions	5,567,226
Net realized and unrealized gain on investments	92,516,409
Net Increase Resulting from Operations	132,131,666
Less Dividends to Preferred Shareholders from Net Investment Income	(16,968,113)
Net Increase in Net Assets from Operations Applicable to Common Shares	$115,163,553

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES (Unaudited)

	For the Six Months Ended June 30, 2006	For the Year Ended December 31, 2005
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$39,615,257	$85,016,364
Net realized gain	75,537,806	74,126,410
Net unrealized appreciation (depreciation)	16,978,603	(59,610,859)
Net increase resulting from operations	132,131,666	99,531,915
Less Dividends and Distributions to Preferred Shareholders from:
Net investment income	(16,968,113)	(12,961,224)
Net realized gain on investments	—	(11,419,711)
Total dividends and distributions to preferred shareholders	(16,968,113)	(24,380,935)
Net increase in net assets from operations applicable to common shares	115,163,553	75,150,980
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(56,454,454)	(71,291,589)
Net realized gain on investments	—	(64,711,694)
Tax return of capital	—	(28,824,413)
Total dividends and distributions to common shareholders	(56,454,454)	(164,827,696)
Total increase (decrease) in net assets applicable to common shares	58,709,099	(89,676,716)
Net Assets Applicable to Common Shares:
Beginning of period	1,363,309,740	1,452,986,456
End of period[a]	$1,422,018,839	$1,363,309,740

a  Includes dividends in excess of net investment income of $35,503,848 and $1,696,538, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Years Ended December 31,		For the Period June 27, 2003[a] through
Per Share Operating Performance:	June 30, 2006	2005	2004	December 31, 2003
Net asset value per common share, beginning of period	$28.25	$30.11	$26.68	$23.88
Income from investment operations:
Net investment income	0.82	1.76 [b]	1.87	0.74 [b]
Net realized and unrealized gain on investments	1.92	0.31	3.97	3.23
Total income from investment operations	2.74	2.07	5.84	3.97
Less dividends and distributions to preferred shareholders from:
Net investment income	(0.35)	(0.27)	(0.17)	(0.06)
Net realized gain on investments.	—	(0.24)	(0.05)	(0.01)
Total dividends and distributions to preferred shareholders	(0.35)	(0.51)	(0.22)	(0.07)
Total from investment operations applicable to common shares	2.39	1.56	5.62	3.90
Less: Offering and organization costs charged to paid-in capital — common shares	—	—	—	(0.06)
Offering and organization costs charged to paid-in capital — preferred shares	—	—	(0.02)	(0.18)
Preferred offering cost adjustment.	—	—	0.01	—
Dilutive effect of common share offering	—	—	—	(0.01)
Total offering and organization costs	—	—	(0.01)	(0.25)
Less dividends and distributions to common shareholders from:
Net investment income	(1.17)	(1.48)	(1.43)	(0.55)
Net realized gain on investments.	—	(1.34)	(0.46)	(0.06)
Tax return of capital	—	(0.60)	(0.29)	(0.24)
Total dividends and distributions to common shareholders	(1.17)	(3.42)	(2.18)	(0.85)
Net increase (decrease) in net asset value	1.22	(1.86)	3.43	2.80
Net asset value, per common share, end of period.	$29.47	$28.25	$30.11	$26.68
Market value, per common share, end of period	$27.10	$25.85	$27.18	$25.90
Net asset value total return[c]	8.86%[d]	6.52%	22.94%	15.56%[d]
Market value return[c].	9.40%[d]	7.98%	14.32%	7.16%[d]

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For the Years Ended December 31,		For the Period June 27, 2003[a] through
Ratios/Supplemental Data:	June 30, 2006	2005	2004	December 31, 2003
Net assets applicable to common shares, end of period (in millions).	$1,422.0	$1,363.3	$1,453.0	$1,287.2
Ratio of expenses to average daily net assets applicable to common shares[e]	1.27%[f]	1.27%	1.29%	1.17%[f]
Ratio of net investment income to average daily net assets applicable to common shares[e]	5.63%[f]	6.03%	6.62%	5.51%[f]
Ratio of expenses to average daily managed assets[e]	0.84%[f]	0.84%	0.85%	0.84%[f]
Portfolio turnover rate	14%[d]	20%	9%	8%[d]
Preferred Shares:
Liquidation value, end of period (in 000's)	$726,000	$726,000	$726,000	$671,000
Total shares outstanding (in 000's)	29	29	29	27
Asset coverage per share	$73,968	$71,946	$75,034	$72,958
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000
Average market value per share[g]	$25,000	$25,000	$25,000	$25,000

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

d  Not annualized.

e  Ratios do not reflect dividend payments to preferred shareholders.

f  Annualized.

g  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers REIT and Preferred Income Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on March 25, 2003 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company. The fund's investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of preferred shares. The interest rate swaps are intended to reduce the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of the preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested on the ex-dividend date unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2006, the investment manager considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final determination of the fund's taxable income for the year. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

Series M7, Series T7, Series W7, Series TH7 and Series F7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. The dividends are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

Series T28, Series TH28, Series W28A, Series W28B and Series W28C preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the supervision of the Board of Directors.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For the services under the management agreement, the fund pays the investment manager a management fee, accrued daily and paid monthly, at an annual rate of 0.65% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares.

Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the fund's average daily managed assets up to $1 billion, 0.04% of the fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the fund's average daily managed assets in excess of $1.5 billion. For the six months ended June 30, 2006, the fund paid the investment manager $460,692 in fees under this administration agreement. Additionally, the fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the investment manager. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $6,759 from the fund for the six months ended June 30, 2006.

Investments in affiliates: An affiliate company is a company in which the fund has ownership of at least 5% of the voting securities. Period end holdings with such companies during the six months ended June 30, 2006 were as follows:

Issuer	Shares Held	Value	Income
Glimcher Realty Trust	1,834,600	$45,516,426	$1,764,151
Glimcher Realty Trust, 8.75%, Series F	277,800	7,136,682	303,858
Glimcher Realty Trust, 8.125%, Series G	240,000	6,000,000	243,744
		$58,653,108	$2,311,753

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2006, totaled $303,559,839 and $321,402,842, respectively.

Note 4. Income Tax Information

As of June 30, 2006, the federal tax cost and net unrealized appreciation of investments were as follows:

Cost for federal income tax purposes	$1,849,155,712
Gross unrealized appreciation	$311,527,099
Gross unrealized depreciation	(32,084,473)
Net unrealized appreciation	$279,442,626

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Capital Stock

The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2006 and the year ended December 31, 2005, the fund issued no shares of common stock for the reinvestment of dividends.

Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class, except in certain circumstances regarding the election of directors. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

Note 6. Investments in Interest Rate Swaps.

Interest rate swaps outstanding at June 30, 2006 are as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate[a] (reset monthly) Receivable	Termination Date	Unrealized Appreciation
Merrill Lynch Derivative Products AG	$43,625,000	3.320%	5.294%	October 22, 2007	$1,239,807
Merrill Lynch Derivative Products AG	$58,500,000	3.208%	5.346%	October 2, 2008	2,936,445
Merrill Lynch Derivative Products AG	$20,000,000	3.410%	5.208%	January 13, 2009	1,005,653
Royal Bank of Canada	$58,125,000	3.398%	5.323%	August 25, 2007	1,405,144
Royal Bank of Canada	$43,250,000	3.452%	5.208%	September 16, 2008	1,875,263
UBS AG	$58,125,000	2.833%	5.323%	August 25, 2006	242,084
UBS AG	$58,125,000	3.990%	5.323%	August 25, 2009	2,548,945
UBS AG	$58,125,000	4.398%	5.323%	August 25, 2010	2,408,761
UBS AG	$58,125,000	4.595%	5.323%	August 25, 2011	2,438,424
					$16,100,526

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2006.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 7. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The fund will adopt FIN 48 during 2007 and the impact to the fund's financial statements, if any, is currently being assessed.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

PROXY RESULTS (Unaudited)

During the six months ended June 30, 2006, Cohen & Steers REIT and Preferred Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 27, 2006. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors
George Grossman	46,200,269	546,650
Robert H. Steers	46,218,824	528,095
C. Edward Ward, Jr.	46,201,299	545,620

Preferred Shares

	Shares Voted For	Authority Withheld
To elect Directors
George Grossman	22,294	209
Robert H. Steers	22,293	210
C. Edward Ward, Jr.	22,290	213

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2006) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (6/27/03)	One Year	Since Inception (6/27/03)
10.10%	18.04%	13.56%	13.06%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Thomas N. Bohjalian has been appointed as a portfolio manager of the fund. He joined the investment manager in 2002 and is currently a senior vice president. Prior to joining the investment manager, Mr. Bohjalian was a vice president and REIT analyst for five years at AEW Capital Management.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Meet the Cohen & Steers family of open-end funds:

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

  •  Designed for investors seeking maximum capital appreciation, investing in a limited number of REITs and other real estate securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks.

  •  Symbols: DVFAX, DVFCX, DVFIX

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

James S. Corl
Vice president

William F. Scapell
Vice president

Thomas N. Bohjalian
Vice president

Lawrence B. Stoller
Secretary

Jay J. Chen
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

John E. McLean
Assistant secretary

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agent—Common Shares

The Bank of New York
101 Barclay Street
New York, NY 10286
(800) 432-8224

Transfer Agent—Preferred Shares

The Bank of New York
100 Church Street
New York, NY 10007

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: RNP

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

REIT AND PREFERRED INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2006

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer (principal executive officer)

By:	/s/ Jay J. Chen
	Name:	Jay J. Chen
	Title:	Treasurer (principal financial officer)

Date: August 28, 2006